                                                                       Exhibit 4

                           SECOND AMENDMENT AND WAIVER

                  SECOND AMENDMENT AND WAIVER, dated as of June 28, 2000 (this "AMENDMENT"), to the Credit Agreement, dated as of June 30, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT", as amended hereby, the "CREDIT AGREEMENT"), among GENESIS WORLDWIDE, INC., formerly THE MONARCH MACHINE TOOL COMPANY, an Ohio corporation (the "BORROWER"), the several lenders from time to time parties thereto (the "LENDERS") and ING (U.S.) CAPITAL LLC, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders.

                                    RECITALS

                  The Borrower has requested that the Administrative Agent and the Lenders amend and waive certain provisions of the Existing Credit Agreement as set forth in this Amendment to provide for, among other things, a temporary increase in the aggregate Revolving Credit Commitment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  2. AMENDMENTS. The Existing Credit Agreement is hereby amended as follows:

                           (a) The Recitals are hereby amended by deleting the reference to "$30,000,000" from clause (c) thereof and substituting in lieu thereof "$35,000,000".

                           (b) Section 1.1 is hereby amended by deleting the following definitions and substituting the new definitions to read in its entirety as follows:

                           "APPLICABLE MARGIN": (a) for any Tranche A Term Loan
                  or any Revolving Credit Loan of any Type, during the period commencing on the Closing Date and ending on the date which is six months following the Closing Date, the rate per annum set forth under the relevant column heading below:


------------------------------- ----------------------------
       Base Rate Loans               Eurodollar Loans
------------------------------- ----------------------------

            1.75%                          2.75%
------------------------------- ----------------------------

                           (b) for any Tranche A Term Loan or Revolving Credit
                  Loan of any Type (other than a Temporary Increase Loan), at any time following the date


Exhibit 4
                  which is six months following the Closing Date on which the Leverage Ratio, as most recently determined as of the date the certificate containing such Leverage Ratio is delivered pursuant to Section 8.2(b), is within any of the ranges set forth below, the rate per annum set forth under the relevant column heading opposite the applicable range below:

                 ------------------------- ----------------------------- ----------------------------
                      Leverage Ratio             Base Rate Loans              Eurodollar Loans
                 ------------------------- ----------------------------- ----------------------------

                  Greater than or equal               2.500%                       3.500%
                          to 4.5
                 ------------------------- ----------------------------- ----------------------------

                    Less than 4.5 but                 2.125%                       3.125%
                  greater than or equal
                          to 4.0
                 ------------------------- ----------------------------- ----------------------------

                    Less than 4.0 but                 1.750%                       2.750%
                  greater than or equal
                           3.5
                 ------------------------- ----------------------------- ----------------------------

                    Less than 3.5 but                 1.375%                       2.375%
                  greater than or equal
                          to 3.0
                 ------------------------- ----------------------------- ----------------------------

                    Less than 3.0 but                 1.000%                       2.000%
                  greater than or equal
                          to 2.5
                 ------------------------- ----------------------------- ----------------------------

                      Less than 2.5                   0.625%                       1.625%
                 ------------------------- ----------------------------- ----------------------------

                  PROVIDED, that in the event that the certificate containing the determination of the Leverage Ratio is not delivered on the date specified and otherwise in accordance with to Section 8.2(b) hereof, the applicable margin shall be the highest rate per annum for such Type of Loan set forth above from the date on which such certificate was required to be delivered in accordance with Section 8.2(b) until such time as such certificate is delivered to the Lenders;

                           (c) for any Revolving Credit Loan that is a Temporary
                  Increase Loan (which shall be made and maintained only as Base Rate Loans), two percent (2%); and

                           (d) for any Tranche B Term Loan of any Type, the rate
                  per annum set forth under the relevant column heading below:

                            ------------------------------- ---------------------------
                                    Base Rate Loans             Eurodollar Loans
                            ------------------------------- ---------------------------

                                        2.25%                         3.50%
                            ------------------------------- ---------------------------


Exhibit 4

                           "CONSOLIDATED INTEREST EXPENSE": for any period, the
                  amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption (including without limitation, imputed interest included in payments under Financing Leases) on a consolidated income statement of the Borrower and the Subsidiaries for such period excluding (i) the amortization of any original issue discount,
                  (ii) the amount of any interest on the Three Cities Subordinated Debt to the extent the payment of such interest has been deferred and not paid in cash although such interest has become then due and payable, or (iii) any non-cash interest expense attributable to stock warrants.

                           "LOAN DOCUMENTS": this Agreement, the Notes, the
                  Guarantee, the Security Documents, the Fee Letter and the Warrant.

                           "REVOLVING CREDIT COMMITMENT": as to any Lender, the
                  obligation of such Lender to make Revolving Credit Loans to the Borrower pursuant to Section 3.1 and/or to issue or participate in Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed $30,000,000, as set forth opposite such Lender's name on Schedule 1.1 under the caption "Revolving Credit Commitment" or in an Assignment and Acceptance, as such amount may be reduced from time to time in accordance with the provisions of this Agreement. Notwithstanding the preceding sentence or any other provision of the Existing Credit Agreement to the contrary, during the Temporary Increase Commitment Period, the Revolving Credit Commitment shall be increased to an aggregate principal amount of $35,000,000, as set forth on Schedule 1.1. At the end of the Temporary Increase Commitment Period, the Revolving Credit Commitment shall be reduced to $30,000,000, less the amount of any permanent reductions of the Revolving Credit Commitments that occurred during the Temporary Increase Commitment Period.

                           (c) Section 1.1 is hereby further amended by adding the following definitions:

                           "TEMPORARY INCREASE COMMITMENT PERIOD": the period
                  from June 28, 2000 to and including October 31, 2000.

                           "TEMPORARY INCREASE LOAN": Any Revolving Credit Loans
                  outstanding during the Temporary Increase Commitment Period to the extent that the aggregate principal amount of the Revolving Credit Loans exceeds $30,000,000.

                           "WARRANT": the Warrant, dated as of June 28, 2000, by
                  the Borrower in favor of ING (U.S.) Capital LLC, as the same may be amended, supplemented or otherwise modified from time to time.

                           (d) Section 5.2 is hereby amended by adding the following as the new subsection (c):

                           "(c) Notwithstanding the preceding subsections (a)
                  and (b), Temporary Increase Loans shall be made and maintained only as Base Rate Loans."

Exhibit 4

                           (e) Section 9.1 is hereby amended by deleting such
         Section in its entirety and substituting in lieu thereof the following new Section 9.1 to read in its entirety as follows:

                           "(a) SENIOR LEVERAGE RATIO. Permit, for any period of
                  four consecutive fiscal quarters ending during a period set forth below, the ratio of (i) Consolidated Senior Indebtedness to (ii) Consolidated EBITDA to be greater than the amount set forth opposite such period below; PROVIDED, that in calculating Consolidated EBITDA for the periods of four fiscal quarters ending September 30, 1999, December 31, 1999 and March 31, 2000, Consolidated EBITDA for the fiscal quarters ending December 31, 1998, March 31, 1999, and June 30, 1999 shall be deemed to be $5,250,000, $5,250,000 and $5,250,000, respectively:

                             ---------------------------------------- ------------------------------

                                       Test Period Ending                         Ratio
                             ---------------------------------------- ------------------------------
                                             6/30/00                              6.75
                             ---------------------------------------- ------------------------------
                                             9/30/00                              6.00
                             ---------------------------------------- ------------------------------
                                            12/31/00                              5.00
                             ---------------------------------------- ------------------------------
                                             3/31/01                              4.00
                             ---------------------------------------- ------------------------------
                                             6/30/01                              3.00
                             ---------------------------------------- ------------------------------
                                             9/30/01                              3.00
                             ---------------------------------------- ------------------------------
                                            12/31/01                              3.00
                             ---------------------------------------- ------------------------------
                                            12/31/02                              2.50
                             ---------------------------------------- ------------------------------
                                            12/31/03                              2.25
                             ---------------------------------------- ------------------------------
                                            12/31/04                              1.75
                             ---------------------------------------- ------------------------------
                                            12/31/05                              1.75
                             ---------------------------------------- ------------------------------
                                            12/31/06                              1.75
                             ---------------------------------------- ------------------------------

                           (b) INTEREST COVERAGE. Permit, for any period of four
                  consecutive fiscal quarters ending during any period set forth below, or if less than four consecutive fiscal quarters have elapsed since the Closing Date, such period of one, two or three consecutive fiscal quarters following the Closing Date ending during any period set forth below, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period, to be less than the amount set forth opposite such period below:


Exhibit 4

                             ---------------------------------------- ------------------------------

                                       Test Period Ending                         Ratio
                             ---------------------------------------- ------------------------------
                                             6/30/00                              1.20
                             ---------------------------------------- ------------------------------
                                             9/30/00                              1.35
                             ---------------------------------------- ------------------------------
                                            12/31/00                              1.60
                             ---------------------------------------- ------------------------------
                                             3/31/01                              2.00
                             ---------------------------------------- ------------------------------
                                             6/30/01                              2.50
                             ---------------------------------------- ------------------------------
                                             9/30/01                              2.50
                             ---------------------------------------- ------------------------------
                                            12/31/01                              2.50
                             ---------------------------------------- ------------------------------
                                            12/31/02                              2.75
                             ---------------------------------------- ------------------------------
                                            12/31/03                              3.00
                             ---------------------------------------- ------------------------------
                                            12/31/04                              3.50
                             ---------------------------------------- ------------------------------
                                            12/31/05                              3.75
                             ---------------------------------------- ------------------------------
                                            12/31/06                              4.00
                             ---------------------------------------- ------------------------------

                           (c) Minimum Fixed Charge Coverage. Permit, for any
                  period of four consecutive fiscal quarters ending during any period set forth below, or if less than four consecutive fiscal quarters have elapsed since the Closing Date, such period of one, two or three consecutive fiscal quarters following the Closing Date ending during any period set forth below, the ratio of (i) the sum of (A) Consolidated EBITDA and
                  (B) Consolidated Lease Expense to (ii) Consolidated Fixed Charges to be less than the ratio set forth opposite such period below:

                             ---------------------------------------- ------------------------------
                                           Test Period                            Ratio
                             ---------------------------------------- ------------------------------
                                             6/30/00                              0.65
                             ---------------------------------------- ------------------------------
                                             9/30/00                              0.70
                             ---------------------------------------- ------------------------------
                                            12/31/00                              0.70
                             ---------------------------------------- ------------------------------
                                             3/31/01                              0.80
                             ---------------------------------------- ------------------------------
                                             6/30/01                              1.00
                             ---------------------------------------- ------------------------------
                                             9/30/01                              1.00
                             ---------------------------------------- ------------------------------
                                            12/31/01                              1.00
                             ---------------------------------------- ------------------------------
                                            12/31/02                              1.00
                             ---------------------------------------- ------------------------------
                                            12/31/03                              1.00
                             ---------------------------------------- ------------------------------
                                            12/31/04                              1.00
                             ---------------------------------------- ------------------------------
                                            12/31/05                              1.20
                             ---------------------------------------- ------------------------------
                                            12/31/06                              1.20
                             ---------------------------------------- ------------------------------


                           (f) Section 9.7 is hereby amended by deleting such
         Section in its entirety and substituting in lieu thereof the following:

                           "9.7 LIMITATION ON DIVIDENDS. Declare or pay any
                  dividend (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund


Exhibit 4
                  for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock or make any prepayment, repurchase, redemption or defeasance in respect of the Three Cities Subordinated Debt or any Special Subordinated Debt (other than with the proceeds of Replacement Subordinated Debt and regularly scheduled payments in accordance with the terms thereof), whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "RESTRICTED PAYMENTS"), except that the Borrower may make Restricted Payments as follows:

                           (a) prepayments, repurchases, redemptions or
                  defeasances of any Subordinated Debt made with the proceeds of Replacement Subordinated Debt;

                           (b) prepayments, repurchases, redemptions or
                  defeasances of any Special Subordinated Debt made no earlier than June 30, 2002 (unless paid from proceeds described in Exhibit 1.2-B(1) of the Precision Acquisition Agreement) in an amount not to exceed $3,000,000;

                           (c) purchases of the Capital Stock of the Borrower in
                  connection with the payment of the option price or taxes in connection with the exercising of options or the grant of restricted shares under compensation plans of the Borrower done in the ordinary course of the Borrower's business and consistent with past practices of the Borrower; and

                           (d) purchases of the Capital Stock of the Borrower in
                  connection with the termination of any pension plans to the extent permitted by Section 5.5(b)."

                           (g) Section 10 is hereby amended by (i) adding the word "or" at the end of clause (m) thereof and (ii) adding a new clause
         (n) to read in its entirety as follows:

                           "(n) The Warrant shall cease, for any reason, prior
                  to its exercise or surrender by the holder thereof, to be in full force and effect, or any Loan Party or any shareholder of any Loan Party shall so assert in writing."

                           (h) Schedule 1.1 is hereby amended by deleting such
         Section in its entirety and substituting in lieu thereof the attached
         Schedule 1.1.

                  3. BORROWER'S BOOKS AND RECORDS. The Borrower shall permit, and shall fully cooperate with the conduct of an examination of the Borrower's books and records relating to the balance sheets of the Borrower and its Subsidiaries (including a review of receivables and inventory and percentage of completion contract accounting) by consultants satisfactory to the Administrative Agent, to be conducted at the Borrower's expense.


Exhibit 4

                  4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

                           (a) receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent that this Amendment has been executed and delivered by the Borrower, the Required Lenders and each of the Guarantors;

                           (b) receipt by the Administrative Agreement of a Deferral Agreement and Waiver from the holder of the Three Cities Subordinated Debt, pursuant to which such holder agrees to defer cash interest and waive any applicable covenant defaults on the Three Cities Subordinated Debt until October 31, 2000, in form and substance satisfactory to the Administrative Agent;

                           (c) receipt by the Administrative Agent of the Warrant duly executed and delivered by the Borrower, in form and substance satisfactory to the Administrative Agent;

                           (d) receipt by the Administrative Agent of a legal opinion from counsel to the Borrower, in form and substance satisfactory to the Administrative Agent;

                           (e) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects; and

                           (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement and the other Loan Documents.

                  5. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the amendments and waiver provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                  6. NO OTHER AMENDMENTS AND WAIVERS. Except as expressly amended and waived hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

                  7. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  8. EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all of the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

Exhibit 4

                  9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                            [SIGNATURE PAGES FOLLOW]
















Exhibit 4

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                      GENESIS WORLDWIDE, INC., formerly
                                      THE MONARCH MACHINE TOOL COMPANY,
                                      as Borrower

                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                      ING (U.S.) CAPITAL LLC, as Administrative
                                      Agent and as Lender



                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:



Exhibit 4

                  The undersigned guarantors hereby consent and agree to the foregoing Amendment:

                                      PRECISION INDUSTRIAL CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      HERR-VOSS INDUSTRIES, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      HERR-VOSS CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      H-V TECHNICAL SERVICES, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      H-V ASSET MANAGEMENT, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


Exhibit 4

                                      H-V MILL ROLL SERVICES, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      H-V EQUIPMENT COMPANY


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      H-V ROLL CENTER, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      MONARCH OHIO, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      "GENCOAT INC. (formerly GFC Corporation)"


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


Exhibit 4

                                      GENSYSTEMS INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      SALEM INTERNATIONAL SERVICES, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      GENINTERNATIONAL INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      GENSYSTEMS SERVICES INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      WLT CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



Exhibit 4

                                                                    SCHEDULE 1.1

               LENDERS, COMMITMENTS AND APPLICABLE LENDING OFFICES

          --------------------------------------- -------------------- ------------------ --------------------

                                                      Tranche A           Tranche B
                Lender and Lending Offices            Term Loan           Term Loan        Revolving Credit
                                                      Commitment          Commitment          Commitment
          --------------------------------------- -------------------- ------------------ --------------------
          ING (U.S.) CAPITAL LLC

          Applicable Lending Offices:

               Base Rate Loans and Eurodollar
               Loans:                                 $50,000,000         $20,000,000     $30,000,000
                                                                                          (during the
               55 East 52nd Street                                                        Temporary Increase
               New York, New York 10055                                                   Commitment Period
               Attention:  Lisa H. Cummings                                               the amount shall
               Telephone:  212-409-1676                                                   be $35,000,000).
               Telecopy:  212-486-6341

          --------------------------------------- -------------------- ------------------ --------------------





          --------------------------------------- -------------------- ------------------ --------------------
          Total:
                                                      $50,000,000         $20,000,000         $30,000,000
                                                      ===========         ===========         ===========
                                                                                              (during the
                                                                                          Temporary Increase
                                                                                           Commitment Period
                                                                                          the total shall be
                                                                                             $35,000,000).
          --------------------------------------- -------------------- ------------------ --------------------



Exhibit 4